                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Gray Television, Inc. Employee Stock Purchase Plan of our reports dated January 29, 2001 with respect to the consolidated financial statements and schedule of Gray Television, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

                                                  /s/ Ernst & Young LLP

Atlanta, Georgia
June 26, 2003